Exhibit 99.2 & Advancing Home-Centric, Value-Based Care September 6, 2022

Cautionary statement concerning forward-looking statements This presentation includes forward-looking statements. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by or on behalf of CVS Health Corporation (“CVS Health”) or Signify Health, Inc. (“Signify Health”). Statements in this presentation that are forward looking include, but are not limited to, statements regarding the benefits of the proposed acquisition of Signify Health and the associated integration plans, expected synergies and revenue opportunities, anticipated future operating performance and results of CVS Health, the expected management and governance of Signify Health following the acquisition, and the expected timing of the closing of the proposed acquisition and other transactions contemplated by the merger agreement. By their nature, all forward-looking statements are not guarantees of future performance or results and are subject to risks and uncertainties that are difficult to predict and/or quantify. Such risks and uncertainties include, but are not limited to, the occurrence of any event, change or other circumstance that could give rise to the right of CVS Health or Signify Health or both of them to terminate the merger agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the merger agreement; failure to obtain applicable regulatory or Signify Health stockholder approval in a timely manner or otherwise; the risk that the acquisition may not close in the anticipated timeframe or at all due to one or more of the other closing conditions to the transaction not being satisfied or waived; risks related to the ability of CVS Health and Signify Health to successfully integrate the businesses and achieve the expected synergies and operating efficiencies within the expected timeframes or at all and the possibility that such integration may be more difficult, time consuming or costly than expected; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of CVS Health and Signify Health’s common stock, credit ratings or operating results; the risk that the proposed transaction and its announcement could have an adverse effect on the ability of CVS Health and Signify Health to retain customers and maintain relationships with each of their business partners, suppliers and customers and on their operating results and businesses generally; the risk of litigation and/or regulatory actions related to the proposed acquisition; and other business effects, including the effects of industry, market, economic, political or regulatory conditions. Also, CVS Health’s and Signify Health’s actual results may differ materially from those contemplated by the forward-looking statements for a number of additional reasons as described in our respective Securities and Exchange Commission (“SEC”) filings, including those set forth in the Risk Factors section and under the heading “Cautionary Statement Concerning Forward-Looking Statements” in our respective most recently filed Annual Reports on Form 10-K, our respective Quarterly Reports on Form 10-Q for our respective second quarters of 2022 and our respective Current Reports on Form 8-K. You are cautioned not to place undue reliance on CVS Health’s or Signify Health’s forward-looking statements. CVS Health’s and Signify Health’s respective forward-looking statements are and will be based upon each company’s management’s then-current views and assumptions regarding the CVS Health’s proposed acquisition of Signify Health, future events and operating performance, and are applicable only as of the dates of such statements. Neither CVS Health nor Signify Health assumes any duty to update or revise forward-looking statements, whether as a result of new information, future events, uncertainties or otherwise. This presentation may include non-GAAP financial measures that CVS Health uses to describe its performance. In accordance with SEC regulations, unless stated otherwise herein, you can find the definitions of these non-GAAP measures, as well as reconciliations to the most directly comparable GAAP measures, on the Investor Relations Resources portion of CVS Health’s website. Non-GAAP financial measures should not be considered a substitute for, or superior to, financial measures determined or calculated in accordance with GAAP. CVS Health’s definitions of its non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies. 2 ©2022 CVS Health and/or one of its affiliates.

Key Transaction Terms • Acquiring 100% of Signify Health for a purchase consideration of $30.50 per share in cash Purchase Price • Equity value of $7.6 billion. Accounting for Signify net debt, equity appreciation rights and estimated fees and expenses, total transaction value of approx. $8 billion • Following the transaction close, Signify Health CEO Kyle Armbrester will continue to Management & lead Signify Health as part of CVS Health Organizational Structure • Signify Health will operate as a distinct, payor-agnostic business within CVS Health, led by members of Signify Health’s current management team • Transaction expected to close in the first half of 2023 Closing • Subject to regulatory approvals and other customary closing considerations 3 3 3 ©2 ©20 02 22 2 C CV VS S H He ea al lt th h a an nd d/ /o or r o on ne e o of i f it ts s a affi ffil li ia at te es s. .

Executive Summary Combining CVS Health and Signify Health is a major step forward in enhancing our care delivery strategy for consumers Signify Health brings a leading In-Home Health business and fast-growing Physician Enablement business The transaction is expected to be accretive to Adjusted EPS and significantly increases our confidence in delivering on our 2024 financial targets Signify Health will be operated as a distinct, payor-agnostic business under CVS Health serving health plans and provider organizations, benefiting from CVS Health’s broad local presence and complementary capabilities Signify Health brings a strong culture and management team with clear vision and industry expertise that will enhance CVS Health’s ability to provide primary care services 4 4 ©2022 CVS Health and/or one of its affiliates.

Signify Health's Capabilities Will Enable CVS Health to Expand Into the Home, Accelerate in Value-Based Care

In-Home Services & Care Coordination: Network of 10,000+ clinicians[1] deliver comprehensive health screenings that identify chronic conditions, close gaps in care and address social determinants of health

Provider Enablement: Signify Health's Caravan business provides turnkey analytics, network and practice improvement solutions to enable value-based care

- Leading provider of health risk assessments (HRAs) with **nearly 2.5 million patient home visits**, in-person and virtual, expected in 2022
- Broad network of **over 10K in-field clinicians** with reach across all 50 states[1]
- **700K+** Medicare ACO Beneficiaries Expected by 2023[2]
- **$138M+ in Gross Savings** for Provider Partners in 2021
- 75% of surveyed members view HRAs as more convenient, **80% would do again**
- Strong track record of double-digit growth: 2019-2021 **revenue and Adj. EBITDA CAGR of 24% and 35%**, respectively[3]

1. Credentialed or deployable to the home; not all 10,000+ clinicians are active at all times.
2. Refers to attributed beneficiaries and aligned PCPs in the Medicare Shared Savings Program.
3. See "Reconciliation from GAAP net loss to Adjusted EBITDA" in Signify Health's June 2022 Investor Presentation, available on Signify Health's investor website (https://s27.q4cdn.com/134673486/files/doc_downloads/SGFY-Investor-Presentation-June-2022.pdf) for a reconciliation of Adjusted EBITDA to net loss and the calculation of Adjusted EBITDA Margin.

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©2022 CVS Health and/or one of its affiliates.
CVSHealth.

Transaction Will Deliver on CVS Health’s Vision to Improve Quality, Affordability, and Accessibility of Care Strategic Rationale CVS Health + Signify Health Opportunities • Enables CVS Health to enter the health risk ü Transform delivery of care for assessment business and acquire a consumers and providers nationwide foundation for future expansion into home health and primary careü Improve consumer engagement with trusted consumer health brand • Delivers a comprehensive, value-based physician enablement platform (Caravan ü Connect Signify patients to follow-up Health ) care using CVS Health’s community- • Strong culture and management team based footprint with clear vision and industry expertise ü Expand services with CVS Health • Comprehensive technology platform and capabilities to deliver greater value actionable data / insights help enable advanced value-based care, driving better ü Continued focus on serving all-payors outcomes and lower costs 6 ©2022 CVS Health and/or one of its affiliates.

A CVS Health and Signify Health Combination has Significant Financial Merit Attractive Financial Impact Meaningful Synergy Opportunities Accretive to Adjusted EPS following the close Overall health care cost reduction, improved (1) of the transaction patient outcomes, and enhanced revenue capture through increased HRA engagement Significantly progresses achievement of our long-term Adjusted EPS roadmap as outlined Clinical cost savings through improved care at our December 2021 Investor Day coordination and implementation of innovative care models and risk-based Meaningful tax benefits from the transaction programs structure Differentiated technology platform to support High-single digit return on invested capital and accelerate expansion opportunities over time as synergies are realized PBM and pharmacy collaboration opportunities 1. Excludes transaction and integration related costs. 7 7 ©2022 CVS Health and/or one of its affiliates.

Increasingly Confident In Our Long-Term Adjusted EPS Goals from 2021 Investor Day 2024E+ • Low double-digit 1 Y/Y growth • ~2% Adjusted EPS growth from new health services, 2023E including acceleration of foundational 2022E 1 businesses Adjusted EPS 2021A Signify Health’s strong financial profile and leading capabilities significantly increases our confidence in delivering on the long-term adjusted EPS goals implicit in our 2021 Investor Day forecast 1. Y/Y Growth and comments based on December 2021 Investor Day 8 ©2022 CVS Health and/or one of its affiliates.

Additional Information and Where to Find It This communication is being made in respect to the proposed transaction involving CVS Health and Signify Health. A meeting of the stockholders of Signify Health will be announced as promptly as practicable to seek stockholder approval in connection with the proposed transaction. CVS Health and Signify Health intend to file relevant materials with the SEC, including that Signify Health will file a preliminary and definitive proxy statement relating to the proposed transaction. The definitive proxy statement will be mailed to Signify Health’s stockholders. This presentation is not a substitute for the proxy statement or any other document that may be filed by Signify Health with the SEC. BEFORE MAKING ANY DECISION, SIGNIFY HEALTH STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Any vote in respect of resolutions to be proposed at Signify Health’s stockholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in Signify Health’s proxy statement. You will be able to obtain a free copy of the proxy statement and other related documents (when available) filed by Signify Health and CVS Health with the SEC at the website maintained by the SEC at www.sec.gov or by accessing the Investor Relations section of Signify Health’s website at https://www.SignifyHealth.com or the Investor Resources section of CVS Health’s website at https://investors.cvshealth.com. No Offer or Solicitation This presentation is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Participants in the Solicitation CVS Health, Signify Health and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Signify Health’s stockholders in connection with the proposed transaction. Information regarding CVS Health’s directors and executive officers is contained in CVS Health’s Definitive Proxy Statement for its 2022 Annual Meeting of Stockholders filed with the SEC on April 1, 2022. Information regarding Signify Health’s directors and executive officers, including a description of their respective direct or indirect interests, by security holdings or otherwise will be included in the proxy statement described above. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov or by accessing the Investor Relations section of Signify Health’s website at https://www.SignifyHealth.com or the Investor Resources section of CVS Health’s website at https://investors.cvshealth.com. 9 ©2022 CVS Health and/or one of its affiliates.

For additional questions, please contact: Tom Cowhey Senior Vice President, Capital Markets investorinfo@cvshealth.com Larry McGrath Senior Vice President, Business Development & Investor Relations 1-800-201-0938 investorinfo@cvshealth.com 10 ©2022 CVS Health and/or one of its affiliates.